Stein Roe Emerging Markets Fund
              a series of Stein Roe Investment Trust

            Supplement to Prospectus dated Feb. 2, 1998

     The Board of Trustees of Stein Roe Investment Trust voted on
Nov. 3, 1998, to liquidate Stein Roe Emerging Markets Fund (the
"Fund"). The Board directed that sales of Fund shares be suspended as of Nov. 5, 1998, and that the Fund be liquidated on Dec. 7, 1998, or before that time if all shareholders have redeemed their interests in the Fund.

     The Board's decision to liquidate the Fund was prompted by the Fund's relatively small size and the belief that, under current conditions, it would not be likely to attract significant new assets in the near future. Funds of nominal asset size generally tend to be inefficient for shareholders-they may have higher expense ratios and less investment flexibility and, consequently, lower returns over the long term.

             This Supplement is Dated Nov. 5, 1998